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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    October 12, 2001
                                                 -------------------------------

                              WILLBROS GROUP, INC.
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             (Exact name of registrant as specified in its charter)

    Republic of Panama                                  1-11953                                    98-0160660
----------------------                                  -------                                    -----------
     (State or other                               (Commission File                             (I.R.S. Employer
     jurisdiction of                                    Number)                               Identification  No.)
      incorporation)
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                               Plaza 2000 Building
                             50th Street, 8th Floor
                                  Apartado 6307
                          Panama 5, Republic of Panama
                          ----------------------------
          (Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code   (50-7) 213-0947
                                                   --------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

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Item 5.       Other Events.

              On June 15, 2001, Willbros Group, Inc. (the "Company") filed a
Registration Statement on Form S-3, File No. 333-63096 (the "Registration
Statement"), with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $200,000,000 in securities of the Company. On June 27, 2001, the Commission declared the Registration Statement effective. (The Registration Statement and definitive prospectus contained therein are collectively referred to as the "Prospectus.")

              On August 16, 2001, the Company filed with the Commission a supplement to the Prospectus, dated August 14, 2001 (the "Prospectus
Supplement"), relating to the issuance and sale of up to 200,000 shares of the Company's common stock, par value $.05 per share, pursuant to that certain common stock subscription agreement, dated August 14, 2001, between the Company and the purchasers identified therein. On October 12, 2001, the Company issued and sold an aggregate of 144,175 shares of the Company's common stock to such purchasers pursuant to such subscription agreement. In connection therewith, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7.
Financial Statements and Exhibits."

Item 7.       Financial Statements and Exhibits.

              (c)      Exhibits.

              The following exhibits are filed with this report on Form 8-K.
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
           Exhibit No.                                Description
           -----------                                -----------
                5             Opinion of Arias, Fabrega & Fabrega regarding the validity of the common stock.

               23             Consent of Arias, Fabrega & Fabrega (included in Exhibit 5).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WILLBROS GROUP, INC.


Date: October 12, 2001           By:  /s/ Warren L. Williams
                                    --------------------------------------------
                                     Warren L. Williams
                                     Vice President, Chief Financial Officer and
                                     Treasurer




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                                  Exhibit Index


         The following exhibits are filed with this report on Form 8-K.
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
           Exhibit No.                                Description
           -----------                                -----------
                5             Opinion of Arias, Fabrega & Fabrega regarding the validity of the common stock.

               23             Consent of Arias, Fabrega & Fabrega (included in Exhibit 5).
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